Exhibit 99.1

NEWS RELEASE Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release October 17, 2006 For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS RECORD THIRD QUARTER EARNINGS UP 18%

•	Quarterly earnings reach all-time high of $118.8 million, up 18% from year ago

•	Record earnings per share of $0.90, up 13% from prior year levels

•	Total revenue up 11%; net interest income up 16%

•	Focused earning asset growth continues; average loans increase 20% from year ago

•	Average deposits increase 22%; transaction account deposits increase 17% from year ago

•	NPA ratio declines to 0.28%; NCO ratio decreases to 0.35% from 0.55% for prior year

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $118.8 million for the third quarter of 2006, an 18 percent increase over the $100.7 million earned in the third quarter of 2005. For the same time period, earnings per share increased 13 percent to $0.90 from $0.80 in the prior year. Included in third quarter 2006 results are merger and integration expenses that amounted to approximately $0.01 per share. Return on average assets and return on average shareholders’ equity for the third quarter of 2006 were 1.39 percent and 17.49 percent, respectively.

Earnings for the first nine months of 2006 increased 14 percent to $342 million compared to $299.7 million earned during the first nine months of 2005. Earnings per share for the first nine months of 2006 increased 11 percent to $2.63 from $2.37 in the prior year. Return on average assets and return on average shareholders’ equity for the first nine months of 2006 were 1.40 percent and 18.04 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Overall we are pleased with Compass’ financial performance during the first nine months of 2006 despite a less than favorable interest rate environment. While we are encouraged by our ability to deliver strong growth to our shareholders in a difficult operating environment, we recognize the challenges facing the financial services industry given an inverted yield curve, continued deposit pricing pressures and the uncertainty over economic conditions. We continue to believe that Compass’ diversified business mix, expanding distribution network and sales and service culture will enable us to manage through this challenging period. Given these strengths, we are cautiously optimistic that 2006 will represent another year of double-digit earnings per share growth.

Compass reports record earnings

Jones added, “Compass’ record financial performance was fueled by an 11 percent increase in revenue, driven by a 16 percent increase in net interest income. Noninterest income increased a modest five percent from prior year levels as increases in most of our major fee-based business were partially offset by a decline in some of our more interest rate sensitive businesses. While noninterest expense increased from prior year levels, expenses for the third quarter were slightly less than second quarter 2006 levels.”

“Compass experienced solid balance sheet growth with average earning assets increasing 13 percent over prior year levels. More importantly, the growth in earning assets was driven by a 20 percent increase in average loans, offset in part by a seven percent decrease in our investment securities portfolio. Average deposits increased 22 percent, led by double digit increases in interest bearing transaction accounts and time deposits,” Jones stated.

“Solid balance sheet growth, coupled with a higher base of low-cost transaction accounts resulted in our percent net interest margin increasing to 3.68 percent from 3.58 percent a year ago. However, the impact of an inverted yield curve and continued pressure from rising funding costs resulted in a decline from the prior quarter to a level more consistent with our first quarter percent net interest margin. Given the uncertainty over interest rates, our focus remains on generating high-quality loans and growing our base of low-cost transaction account deposits. Accordingly, during the third quarter we registered a $39.5 million increase in net interest income compared to a year ago.”

“Nonperforming assets as a percentage of loans and other real estate were unchanged from second quarter levels at 0.28 percent, and down compared to 0.31 percent in the third quarter of 2005. Net charge-offs as a percentage of average loans increased slightly from second quarter levels to 0.35 percent, but were down compared to 0.55 percent in the third quarter a year ago. Both of these credit quality measures continue to perform near historical lows. At the same time, loan loss provision expense exceeded net charge-offs by $2.9 million during the quarter and our allowance for loan losses as a percentage of loans remained stable with second quarter levels at 1.19 percent,” Jones said.

Compass operates 412 full-service banking centers including 162 in Texas, 89 in Alabama, 74 in Arizona, 44 in Florida, 33 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 1:00 p.m. Central Time on October 18. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassbank.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on October 25, 2006. To access a replay of the conference call dial 1-800-642-1687, conference ID 8292087. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended September 30
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$286,576	$247,111	16
Noninterest income [a]	178,850	170,645	5
Total revenue [a]	465,426	417,756	11
Trading settlements on
economic hedge swaps	-	2,829	(100)
Trading losses on
economic hedge swaps	-	(6,978)	(100)
Investment securities gains
(losses), net	-	-	-
Gain on prepayment of FHLB advances	-	-	-
Provision for loan losses	24,226	34,195	(29)
Noninterest expense	265,558	227,396	17
Pretax income	175,642	152,016	16
Income tax expense	56,875	51,296	11
Net income	$118,767	$100,720	18
Diluted earnings per share	$0.90	$0.80	13
Diluted weighted average
shares outstanding	131,799	126,877	4

	Nine Months
	Ended September 30
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$834,519	$715,154	17
Noninterest income [a]	525,556	491,144	7
Total revenue [a]	1,360,075	1,206,298	13
Trading settlements on
economic hedge swaps	-	11,248	(100)
Trading losses on
economic hedge swaps	-	(10,579)	(100)
Investment securities gains
(losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	14,893	-	-
Provision for loan losses	68,660	82,268	(17)
Noninterest expense	775,778	671,863	15
Pretax income	515,641	452,915	14
Income tax expense	173,594	153,223	13
Net income	$342,047	$299,692	14
Diluted earnings per share	$2.63	$2.37	11
Diluted weighted average
shares outstanding	129,893	126,487	3

	Three Months
	Ended September 30

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	7.97%	7.45%
Average loans to average
total deposits	107.85	109.58
Return on average assets	1.39	1.34
Return on average equity	17.49	18.02
Efficiency ratio [b]	56.38	54.71
Return on average tangible equity [c]	24.54	21.70
Book value per common share	$21.19	$17.95
Allowance for loan losses as
a % of total loans	1.19%	1.25%
Allowance for loan losses as
a % of nonperforming loans	555.08	511.13

	Nine Months
	Ended September 30

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	7.77%	7.39%
Average loans to average
total deposits	106.81	108.39
Return on average assets	1.40	1.38
Return on average equity	18.04	18.61
Efficiency ratio [b]	56.11	55.67
Return on average tangible equity [c]	24.32	22.55
Book value per common share	$21.19	$17.95
Allowance for loan losses as
a % of total loans	1.19%	1.25%
Allowance for loan losses as
a % of nonperforming loans	555.08	511.13

	Average for Three Months
	Ended September 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$24,448,785	$20,419,873	20
Total loans - managed	25,508,977	21,769,459	17
Total investment securities [d]	6,499,684	6,969,700	(7)
Earning assets [d]	31,023,938	27,451,411	13
Total assets	33,799,102	29,768,194	14
Noninterest bearing demand deposits	6,267,429	5,790,205	8
Interest bearing transaction
accounts	8,956,076	7,244,970	24
Total transaction accounts	15,223,505	13,035,175	17
Total deposits [d]	22,668,248	18,634,695	22
Shareholders' equity	2,693,549	2,218,106	21

	Average for Nine Months
	Ended September 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$23,351,750	$19,680,413	19
Total loans - managed	24,480,364	21,127,788	16
Total investment securities [d]	6,577,016	7,093,157	(7)
Earning assets [d]	30,005,157	26,833,306	12
Total assets	32,636,254	29,138,273	12
Noninterest bearing demand deposits	6,188,191	5,632,093	10
Interest bearing transaction
accounts	8,667,686	7,311,081	19
Total transaction accounts	14,855,877	12,943,174	15
Total deposits [d]	21,863,091	18,156,758	20
Shareholders' equity	2,535,152	2,152,890	18

	Ending Balance
	September 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$24,537,734	$20,841,790	18
Total loans - managed	25,561,837	22,142,422	15
Total investment securities [d]	6,548,576	6,874,317	(5)
Earning assets [d]	31,170,846	27,776,619	12
Total assets	33,957,211	30,133,835	13
Noninterest bearing demand deposits	6,629,492	6,085,377	9
Interest bearing transaction
accounts	8,949,948	7,513,815	19
Total transaction accounts	15,579,440	13,599,192	15
Total deposits [d]	22,822,649	18,834,226	21
Shareholders' equity	2,748,244	2,234,577	23
Period-end shares outstanding	129,683	124,510	4

[a]	Excludes trading settlements and losses on economic hedge swaps, net gains (losses) on sales of investment securities and gain on prepayment of FHLB advances.
[b]
Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gains (losses) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.
[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2006
	Sep 30	Jun 30	Mar 31
EARNINGS SUMMARY
Net interest income	$286,576	$287,682	$260,261
Noninterest income [a]	178,850	181,417	165,289
Total revenue [a]	465,426	469,099	425,550
Trading settlements on
economic hedge swaps	-	-	-
Trading losses on
economic hedge swaps	-	-	-
Investment securities
losses, net	-	(51)	(14,838)
Gain on prepayment of FHLB advances	-	-	14,893
Provision for loan losses	24,226	27,322	17,112
Noninterest expense	265,558	265,850	244,370
Pretax income	175,642	175,876	164,123
Income tax expense	56,875	60,505	56,214
Net income	$118,767	$115,371	$107,909
Diluted earnings per share	$0.90	$0.88	$0.85
Diluted weighted average
shares outstanding	131,799	131,395	126,793

	Three Months Ended
	2005
	Dec 31	Sep 30
EARNINGS SUMMARY
Net interest income	$253,825	$247,111
Noninterest income [a]	170,690	170,645
Total revenue [a]	424,515	417,756
Trading settlements on
economic hedge swaps	2,150	2,829
Trading losses on
economic hedge swaps	(6,054)	(6,978)
Investment securities
losses, net	-	-
Gain on prepayment of FHLB advances	-	-
Provision for loan losses	35,550	34,195
Noninterest expense	229,940	227,396
Pretax income	155,121	152,016
Income tax expense	52,983	51,296
Net income	$102,138	$100,720
Diluted earnings per share	$0.81	$0.80
Diluted weighted average
shares outstanding	126,188	126,877

	Three Months Ended
	2006
	Sep 30	Jun 30	Mar 31
SELECTED RATIOS
Average common equity to
average assets	7.97%	7.86%	7.44%
Average loans to average
total deposits	107.85	105.80	106.74
Return on average assets	1.39	1.40	1.42
Return on average equity	17.49	17.75	19.03
Efficiency ratio [b]	56.38	55.39	56.66
Return on average tangible equity [c]	24.54	25.30	23.13
Book value per common share	$21.19	$20.15	$19.82

	Three Months Ended
	2005
	Dec 31	Sep 30
SELECTED RATIOS
Average common equity to
average assets	7.32%	7.45%
Average loans to average
total deposits	109.05	109.58
Return on average assets	1.34	1.34
Return on average equity	18.24	18.02
Efficiency ratio [b]	54.57	54.71
Return on average tangible equity [c]	21.94	21.70
Book value per common share	$18.10	$17.95

	Sep 30,	Jun 30,	Annualized
	2006	2006	% Change
ENDING BALANCE SHEET
Total loans	$24,537,734	$24,232,115	5
Total loans - managed	25,561,837	25,330,180	4
Total investment securities [d]	6,548,576	6,414,790	8
Earning assets [d]	31,170,846	30,783,692	5
Total assets	33,957,211	33,613,492	4
Noninterest bearing demand deposits	6,629,492	6,663,451	(2)
Interest bearing transaction
accounts	8,949,948	9,052,680	(5)
Total transaction accounts	15,579,440	15,716,131	(3)
Total deposits [d]	22,822,649	22,837,259	-
Shareholders' equity	2,748,244	2,605,512	22

	Sep 30,	Jun 30,	Annualized
	2006	2006	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$24,448,785	$23,825,717	10
Total loans - managed	25,508,977	24,957,379	9
Total investment securities [d]	6,499,684	6,481,514	1
Earning assets [d]	31,023,938	30,389,626	8
Total assets	33,799,102	33,161,966	8
Noninterest bearing demand deposits	6,267,429	6,383,257	(7)
Interest bearing transaction
accounts	8,956,076	8,974,393	(1)
Total transaction accounts	15,223,505	15,357,650	(3)
Total deposits [d]	22,668,248	22,518,573	3
Shareholders' equity	2,693,549	2,607,705	13

[a]	Excludes trading settlements and losses on economic hedge swaps, net gains (losses) on sales of investment securities and gain on prepayment of FHLB advances.
[b]
Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gains (losses) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.
[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2006
	Sep 30	Jun 30	Mar 31
NONPERFORMING ASSETS
Nonaccrual loans	$49,340	$53,166	$55,716
Renegotiated loans	3,267	3,276	3,286
Other real estate, net	15,886	11,803	11,155
Total nonperforming assets	$68,493	$68,245	$70,157
Accruing loans ninety days or more
past due	$18,190	$14,862	$16,080
Other repossessed assets	494	565	599
Total nonperforming assets as
a % of loans and ORE	0.28%	0.28%	0.30%

	2005
	Dec 31	Sep 30
NONPERFORMING ASSETS
Nonaccrual loans	$47,578	$50,261
Renegotiated loans	698	707
Other real estate, net	11,510	12,796
Total nonperforming assets	$59,786	$63,764
Accruing loans ninety days or more
past due	$14,539	$14,510
Other repossessed assets	763	685
Total nonperforming assets as
a % of loans and ORE	0.28%	0.31%

	Three Months Ended
	2006
	Sep 30	Jun 30	Mar 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$289,143	$282,457	$267,173
Net charge-offs (NCO)	21,357	16,557	17,086
Allowance acquired (transferred)	-	(4,079)	15,258
Provision for loan losses	24,226	27,322	17,112
Balance at end of period	$292,012	$289,143	$282,457
Allowance for loan losses as
a % of total loans	1.19%	1.19%	1.21%

Allowance for loan losses as
a % of nonperforming loans	555.08	512.28	478.72

Allowance for loan losses as
a % of nonperforming assets	426.34	423.68	402.61

Annualized as a % of average loans:
NCO - QTD	0.35	0.28	0.32
NCO - YTD	0.31	0.30	0.32

	Three Months Ended
	2005
	Dec 31	Sep 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$260,512	$254,708
Net charge-offs (NCO)	28,889	28,391
Allowance acquired (transferred)	-	-
Provision for loan losses	35,550	34,195
Balance at end of period	$267,173	$260,512

Allowance for loan losses as
a % of total loans	1.25%	1.25%

Allowance for loan losses as
a % of nonperforming loans	553.43	511.13

Allowance for loan losses as
a % of nonperforming assets	446.88	408.56

Annualized as a % of average loans:
NCO - QTD	0.54	0.55
NCO - YTD	0.48	0.46

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended September 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$24,448,785	$462,543	7.51%
Investment securities held
to maturity	2,088,941	25,051	4.76
Investment securities available
for sale [a]	4,503,985	53,214	4.69
Other earning assets	75,469	993	5.22
Total earning assets [a]	31,117,180	541,801	6.91
Allowance for loan losses	(289,777)
Unrealized loss on
securities available for sale	(93,242)
Other assets	3,064,941
	$33,799,102

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,956,076	52,641	2.33
Time deposits	3,584,547	42,329	4.68
Certificates of deposit of
$100,000 or more [a]	3,861,461	47,471	4.88
Federal funds purchased and
securities sold under agreement
to repurchase	3,432,611	45,270	5.23
Other short-term borrowings	596,709	7,564	5.03
FHLB and other borrowings [a]	3,997,676	57,605	5.72
Total interest bearing liabilities [a]	24,429,080	252,880	4.11
Net interest spread		288,921	2.80%

Noninterest bearing demand deposits	6,267,429
Other liabilities	409,044
Shareholders' equity	2,693,549
	$33,799,102
Net yield on earning assets			3.68%

Taxable equivalent adjustment:
Loans		606
Investment securities held to maturity		681
Investment securities available
for sale		1,050
Other earning assets		8
Total taxable equivalent adjustment		2,345
Net interest income		$286,576

[a]	Excludes adjustment for market valuation.

	Three Months Ended September 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$20,419,873	$321,406	6.24%
Investment securities held
to maturity	2,442,377	30,151	4.90
Investment securities available
for sale [a]	4,573,722	48,333	4.19
Other earning assets	61,838	621	3.98
Total earning assets [a]	27,497,810	400,511	5.78
Allowance for loan losses	(257,946)
Unrealized loss on
securities available for sale	(46,399)
Other assets	2,574,729
	$29,768,194

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,244,970	18,807	1.03
Time deposits	2,626,289	23,545	3.56
Certificates of deposit of
$100,000 or more [a]	2,973,231	26,282	3.51
Federal funds purchased and
securities sold under agreement
to repurchase	4,271,034	37,194	3.45
Other short-term borrowings	194,706	1,418	2.89
FHLB and other borrowings [a]	4,085,993	44,942	4.36
Total interest bearing liabilities [a]	21,396,223	152,188	2.82
Net interest spread		248,323	2.96%

Noninterest bearing demand deposits	5,790,205
Other liabilities	363,660
Shareholders' equity	2,218,106
	$29,768,194
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		319
Investment securities held to maturity		601
Investment securities available
for sale		284
Other earning assets		8
Total taxable equivalent adjustment		1,212
Net interest income		$247,111

[a]	Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Nine Months Ended September 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$23,351,750	$1,269,148	7.27%
Investment securities held
to maturity	2,162,933	78,135	4.83
Investment securities available
for sale [a]	4,508,367	156,240	4.63
Other earning assets	76,391	2,822	4.94
Total earning assets [a]	30,099,441	1,506,345	6.69
Allowance for loan losses	(282,327)
Unrealized loss on
securities available for sale	(94,284)
Other assets	2,913,424
	$32,636,254

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,667,686	132,425	2.04
Time deposits	3,329,763	110,107	4.42
Certificates of deposit of
$100,000 or more [a]	3,678,459	125,628	4.57
Federal funds purchased and
securities sold under agreement
to repurchase	3,252,886	118,135	4.86
Other short-term borrowings	634,047	22,822	4.81
FHLB and other borrowings [a]	3,973,193	157,481	5.30
Total interest bearing liabilities [a]	23,536,034	666,598	3.79
Net interest spread		839,747	2.90%

Noninterest bearing demand deposits	6,188,191
Other liabilities	376,877
Shareholders' equity	2,535,152
	$32,636,254
Net yield on earning assets			3.73%

Taxable equivalent adjustment:
Loans		1,579
Investment securities held to maturity		1,911
Investment securities available
for sale		1,712
Other earning assets		26
Total taxable equivalent adjustment		5,228
Net interest income		$834,519

[a]	Excludes adjustment for market valuation.

	Nine Months Ended September 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,680,413	$885,016	6.01%
Investment securities held
to maturity	2,576,399	93,530	4.85
Investment securities available
for sale [a]	4,556,072	140,256	4.12
Other earning assets	59,736	1,629	3.65
Total earning assets [a]	26,872,620	1,120,431	5.57
Allowance for loan losses	(256,095)
Unrealized loss on
securities available for sale	(39,314)
Other assets	2,561,062
	$29,138,273

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,311,081	47,510	0.87
Time deposits	2,570,628	64,919	3.38
Certificates of deposit of
$100,000 or more [a]	2,642,956	64,764	3.28
Federal funds purchased and
securities sold under agreement
to repurchase	4,213,095	92,886	2.95
Other short-term borrowings	168,421	2,922	2.32
FHLB and other borrowings [a]	4,123,505	129,268	4.19
Total interest bearing liabilities [a]	21,029,686	402,269	2.56
Net interest spread		718,162	3.01%

Noninterest bearing demand deposits	5,632,093
Other liabilities	323,604
Shareholders' equity	2,152,890
	$29,138,273
Net yield on earning assets			3.57%

Taxable equivalent adjustment:
Loans		906
Investment securities held to maturity		1,725
Investment securities available
for sale		345
Other earning assets		32
Total taxable equivalent adjustment		3,008
Net interest income		$715,154

[a]	Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Nine Months
	Ended September 30
			%
	2006	2005	Change
NONINTEREST INCOME
Service charges on deposit accounts	$235,640	$220,024	7
Card and merchant processing fees	83,445	70,100	19
Insurance commissions	47,936	45,182	6
Retail investment sales	31,512	25,977	21
Asset management fees	24,457	21,093	16
Corporate and correspondent
investment sales	16,820	16,391	3
Bank owned life insurance	15,340	12,852	19
Other income	70,406	74,734	(6)
	525,556	486,353	8
Trading settlements on economic
hedge swaps	-	11,248	(100)
Trading losses on economic
hedge swaps	-	(10,579)	(100)
Investment securities
gains (losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	14,893	-	-
Gain on sale of business / branches	-	4,791	(100)
Total noninterest income	$525,560	$491,892	7

NONINTEREST EXPENSE
Salaries and benefits	$425,659	$363,085	17
Equipment expense	67,570	61,277	10
Net occupancy expense	55,290	50,521	9
Professional services	46,651	44,388	5
Marketing expense	39,315	33,866	16
Communications expense	18,525	16,323	13
Amortization of intangibles	8,494	4,656	82
Merger and integration
expense	9,689	923	NM
Other expense	104,585	96,824	8
Total noninterest expense	$775,778	$671,863	15

	Three Months Ended
	2006
	Sep 30	Jun 30	Mar 31
NONINTEREST INCOME
Service charges on deposit accounts	$81,155	$82,317	$72,168
Card and merchant processing fees	29,065	28,673	25,707
Insurance commissions	14,855	15,477	17,604
Retail investment sales	11,188	10,904	9,420
Asset management fees	8,301	8,408	7,748
Corporate and correspondent
investment sales	5,984	5,607	5,229
Bank owned life insurance	5,246	5,191	4,903
Other income	23,056	24,840	22,510
	178,850	181,417	165,289
Trading settlements on economic
hedge swaps	-	-	-
Trading losses on economic
hedge swaps	-	-	-
Investment securities
gains (losses), net	-	(51)	(14,838)
Gain on prepayment of FHLB advances	-	-	14,893
Gain on sale of business / branches	-	-	-
Total noninterest income	$178,850	$181,366	$165,344

NONINTEREST EXPENSE
Salaries and benefits	$145,340	$144,309	$136,010
Equipment expense	23,437	22,586	21,547
Net occupancy expense	19,457	18,616	17,217
Professional services	15,851	15,896	14,904
Marketing expense	12,816	14,235	12,264
Communications expense	6,752	6,151	5,622
Amortization of intangibles	3,456	3,548	1,490
Merger and integration
expense	1,840	5,223	2,626
Other expense	36,609	35,286	32,690
Total noninterest expense	$265,558	$265,850	$244,370

	Three Months Ended
	2005
	Dec 31	Sep 30
NONINTEREST INCOME
Service charges on deposit accounts	$77,056	$78,448
Card and merchant processing fees	25,491	24,496
Insurance commissions	14,180	13,888
Retail investment sales	7,913	8,748
Asset management fees	7,596	7,386
Corporate and correspondent
investment sales	7,096	7,037
Bank owned life insurance	4,615	4,396
Other income	25,143	26,246
	169,090	170,645
Trading settlements on economic
hedge swaps	2,150	2,829
Trading losses on economic
hedge swaps	(6,054)	(6,978)
Investment securities
gains (losses), net	-	-
Gain on prepayment of FHLB advances	-	-
Gain on sale of business / branches	1,600	-
Total noninterest income	$166,786	$166,496

NONINTEREST EXPENSE
Salaries and benefits	$124,734	$122,979
Equipment expense	20,702	21,048
Net occupancy expense	16,416	17,036
Professional services	17,252	15,154
Marketing expense	9,936	10,505
Communications expense	5,470	5,400
Amortization of intangibles	1,495	1,541
Merger and integration
expense	718	454
Other expense	33,217	33,279
Total noninterest expense	$229,940	$227,396

NM - Not meaningful